UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 10, 2010

VOLT INFORMATION SCIENCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

New York	001-9232	13-5658129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Stewart Avenue, Westbury, New York	11590
(Address of Principal Executive Offices)	(Zip Code)

(516) 228-6700
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Volt Information Sciences, Inc. (the “Company”) has entered into Amendment No. 5, dated as of May 10, 2010, to its Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008 (the “Purchase Agreement”), with its wholly-owned subsidiary, Volt Funding Corp., as seller, Market Street Funding LLC, as a buyer, and PNC Bank, National Association, as buyer agent for Market Street and as administrator, which extends the time for delivery by the Company of its audited financial statements for fiscal year 2009 to December 31, 2010.  The Purchase Agreement provides Volt Funding Corp. with a $150.0 million accounts receivable securitization program.

The Company has also entered into a Third Amendment, dated as of May 10, 2010, to Credit Agreement and Temporary Extension (the “Third Amendment”), relating to its $42.0 million Credit Agreement, as of February 28, 2008 (the “Credit Agreement”), with certain of its subsidiaries party thereto, as guarantors, the financial institutions party thereto, as lenders, and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.  The Third Amendment, among other things, extends the time for delivery by the Company of its audited financial statements for fiscal year 2009 until the date of completion of the audit of those financial statements and the filing of those audited financial statements (and all updated quarterly unaudited financial statements) with the Securities and Exchange Commission, provided no event of default occurs prior to that time.

In addition, pursuant to the Third Amendment, the Company has entered into a Security Agreement, dated as of May 10, 2010 (the “Security Agreement”), with Bank of America, N.A., as administrative agent, under which the Company is required to maintain total cash collateral in an amount equal to 105% of a specified baseline amount (generally consisting of the principal amount outstanding from time to time under the Credit Agreement, plus outstanding letters of credit under the Credit Agreement, plus an agreed-upon amount in respect of the designated foreign credit facilities that also are so secured).  The cash collateral is to be released once the conditions to release, as described in the Third Amendment, have been satisfied.  Those conditions include, among other things, the furnishing of the Company’s audited financial statements for fiscal years 2009 and 2010, along with all applicable interim unaudited financial statements, the Company being in compliance with the financial covenants contained in the Credit Agreement (compliance being waived while the credit facility is cash collateralized) and the Company pledging, as substitute collateral, 100% of the outstanding stock of Volt Funding Corp.

Until the release of the cash collateral, the interest rate margin under the Credit Agreement will be based upon pricing tier III set forth in the Credit Agreement.

The foregoing summaries of Amendment No. 5 to the Purchase Agreement, the Third Amendment and the Security Agreement are qualified in their entirety by reference to the full text of each agreement, copies of which are attached to this Report as Exhibits 4.1(b), 4.2(b) and 4.2(c), respectively, and are incorporated herein by reference.

Item 7.01.       Regulation FD Disclosure.

On May 11, 2010, the Company issued a press release concerning the amendments to the Purchase Agreement and the Credit Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 and Exhibit 99.1 herein are being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01        Financial Statements and Exhibits.

(d)           Exhibits:

4.1(a)
Amendment No. 4, dated as of February 8, 2010, to the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008, among Volt Funding Corp., the Company, Market Street Funding LLC and PNC Bank, National Association (as buyer agent and administrator).

4.1(b)
Amendment No. 5, dated as of May 10, 2010, to the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008, among Volt Funding Corp., the Company, Market Street Funding LLC and PNC Bank, National Association (as buyer agent and administrator).

4.2(a)
Temporary Extension Agreement and Second Amendment, dated as of February 8, 2010, to Credit Agreement, dated as of February 28, 2008, among the Company, as borrower, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto, and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.

4.2(b)
Third Amendment to Credit Agreement and Temporary Extension, dated as of May 10, 2010, among the Company, as borrower, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto, and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.

4.2(c)	Security Agreement, dated as of May 10, 2010, between the Company, as pledgor, and Bank of America, N.A., as secured party for the holders of the secured obligations thereunder.

99.1	The Company's press release dated May 11, 2010.

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.
Date:	May 14, 2010	By:	/s/ Jack Egan
Jack Egan, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

4.1(a)
Amendment No. 4, dated as of February 8, 2010, to the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008, among Volt Funding Corp., the Company, Market Street Funding LLC and PNC Bank, National Association (as buyer agent and administrator).

4.1(b)
Amendment No. 5, dated as of May 10, 2010, to the Amended and Restated Receivables Purchase Agreement, dated as of June 3, 2008, among Volt Funding Corp., the Company, Market Street Funding LLC and PNC Bank, National Association (as buyer agent and administrator).

4.2(a)
Temporary Extension Agreement and Second Amendment, dated as of February 8, 2010, to Credit Agreement, dated as of February 28, 2008, among the Company, as borrower, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto, and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.

4.2(b)
Third Amendment to Credit Agreement and Temporary Extension, dated as of May 10, 2010, among the Company, as borrower, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto, and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer.

4.2(c)	Security Agreement, dated as of May 10, 2010, between the Company, as pledgor, and Bank of America, N.A., as secured party for the holders of the secured obligations thereunder.

99.1	The Company's press release dated May 11, 2010.